UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 26, 2007

MAGNACHIP SEMICONDUCTOR LLC

(Exact name of Registrant as specified in its charter)

Delaware	333-126019-09	83-0406195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o MagnaChip Semiconductor S.A., 74, rue de Merl, B.P. 709, L-2017 Luxembourg, Grand Duchy of Luxembourg	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 45-62-62

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for the Company and its consolidated subsidiaries for the quarter ended December 31, 2006, as presented in a press release dated January 26, 2007.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are furnished as part of this report:

Exhibit No.	Description
99.1	Press release for MagnaChip Semiconductor LLC dated January 26, 2007, announcing the results for the fourth quarter ended December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNACHIP SEMICONDUCTOR LLC

Dated: January 30, 2007	By:	/s/ Robert Krakauer
Robert Krakauer President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release for MagnaChip Semiconductor LLC dated January 26, 2007, announcing the results for the fourth quarter ended December 31, 2006.